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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 9, 2004


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                 I.R.S. Employer Identification No.: 41-1526554

         Address of principal executive offices: 2575 University Ave. W.
                                                 St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

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Item 5.  Other Events and Regulation FD Disclosure.


         On June 7, 2004, Synovis Life Technologies, Inc. ("Synovis" or the "Company") issued a press release expressing sympathy on the death of Anton R. Potami, a board member of the Company.

         A copy of the press release is attached hereto as Exhibit 99.1. Synovis has also published the press release, including the supplemental information contained therein, on its website www.synovislife.com.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

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
             (99.1) Synovis Life Technologies, Inc. News Release dated June 7, 2004.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SYNOVIS LIFE TECHNOLOGIES, INC.

                                              By: /s/ Connie L. Magnuson
                                                  ------------------------------
June 9, 2004                                      Connie L. Magnuson
                                                  Vice-President of Finance and
                                                  Chief Financial Officer



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